As filed with the Securities and Exchange Commission on February 5, 2016
Registration Statement No. 333-209078

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 1 to
FORM S-3
REGISTRATION STATEMENT
 UNDER
THE SECURITIES ACT OF 1933

UMH PROPERTIES, INC.
(Exact name of registrant as specified in its charter)
Maryland	22-1890929
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Juniper Business Plaza, 3499 Route 9 North, Suite 3-C
Freehold, NJ  07728
 (732) 577-9997
(Address, including zip code, and telephone number, including area code of registrant's principal executive offices)

Anna T. Chew
Chief Financial Officer
UMH Properties, Inc.
Juniper Business Plaza
3499 Route 9 North, Suite 3-C
Freehold, NJ  07728
Tel: (732) 577-9997
 Fax: (732) 577-9980
(Name, address, including zip code, and telephone number, of agent for service of process)
Copies to:
 Jeffrey S. Lowenthal, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY  10038
Tel: (212) 806-5400
Fax: (212) 806-6006

Approximate date of commencement of proposed sale to the public:
From time to time after this Registration Statement becomes effective.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐
If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box.  ☒
If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐
If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐
If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐
If this Form is a post-effective amendment to a registration statement pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐
Indicate by check mark whether the registrant is a large accelerated filer,  an accelerated filer, a non-accelerated filer, or a smaller reporting company.
 See the definitions of "large accelerated filer," "accelerated filer," and "smaller reporting company" in Rule 12b-2 of the Exchange Act.
Large accelerated filer	☐	Accelerated filer	☒
Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

CALCULATION OF REGISTRATION FEE
Title of Each Class of Securities to be Registered	Amount to be Registered (1)	Proposed Maximum Offering Price Per Unit (2)	Proposed Maximum Aggregate Offering Price (2)(3)	Amount of Registration Fee (4)
Common Stock, $0.10 par value per share	-	-	-	-
Preferred Stock, $0.10 par value per share	-	-	-	-
Debt Securities(5)	-	-	-	-
Total	$150,000,000	-	$150,000,000	$4,535 (6)(7)

(1)
There are being registered hereunder such indeterminate number of shares of common stock and preferred stock of the registrant, and such indeterminate principal amount of debt securities of the registrant, as shall have an aggregate initial offering price not to exceed $150,000,000.  Any securities registered hereunder may be sold separately, together or as units with other securities registered hereunder.  The proposed maximum initial offering price per unit will be determined, from time to time, by the registrant in connection with the issuance by the registrant of the securities registered hereunder.  If any debt securities are issued at an original issue discount, then the offering price of such debt securities shall be in such greater principal amount at maturity as shall result in an aggregate offering price not to exceed $150,000,000, less the aggregate dollar amount of all securities previously issued hereunder.  There are also being registered hereunder an indeterminate number of shares of common stock as shall be issuable upon conversion, exchange or exercise of any securities that provide for that issuance.  In addition, pursuant to Rule 416 under the Securities Act of 1933, as amended (the "Securities Act"), the securities being registered hereunder include such indeterminate number of shares of common stock and preferred stock as may be issuable with respect to the shares of common stock and preferred stock being registered hereunder as a result of stock splits, stock dividends or similar transactions.

(2)
The proposed maximum offering price per unit and proposed maximum aggregate offering price will be determined from time to time by the registrant in connection with the issuance by the registrant of the securities registered hereunder and are not specified as to each class of security pursuant to General Instruction II.D. of Form S-3 under the Securities Act.

(3)	Estimated for the sole purpose of computing the registration fee in accordance with Rule 457(o) under the Securities Act.
(4)
Calculated pursuant to Rule 457(o) under the Securities Act. Pursuant to Rule 457(o) under the Securities Act and General Instruction II.D to Form S-3, the table does not specify by each class information as to the amount to be registered, proposed maximum offering price per unit or proposed maximum aggregate offering price.

(5)	May include senior debt securities and subordinated debt securities.
(6)
As discussed below, pursuant to Rule 415(a)(6) under the Securities Act, this Registration Statement includes a total of $104,970,000 aggregate offering price of unsold securities that were previously registered on a registration statement on Form S-3 and for which the registration fee of $14,318 was previously paid. Accordingly, the $4,535 registration fee shown above has been calculated based on the proposed maximum offering price of the additional $45,030,000 of securities registered on this Registration Statement.

(7)	Paid upon filing of the Registration Statement on January 21, 2016.

Pursuant to Rule 415(a)(6) under the Securities Act of 1933, the securities registered pursuant to this Registration Statement include $104,970,000 aggregate offering price of unsold securities of the registrant previously registered on its Registration Statement on Form S-3 (Registration No. 333-186084), filed on January 18, 2013, which the registrant refers to as the Prior Registration Statement.  The filing fee of $14,318 relating to such unsold securities under the Prior Registration Statement will continue to be applied to such unsold securities registered in this Registration Statement.   To the extent that, after the filing date hereof and prior to the effectiveness of this registration statement, any such unsold securities are sold pursuant to the Prior Registration Statement, the registrant will identify in a pre-effective amendment to this registration statement the updated amount of unsold securities from the Prior Registration Statement to be included in this registration statement pursuant to Rule 415(a)(6) and the updated amount of new securities to be registered on this registration statement. Pursuant to Rule 415(a)(6), the offering of the unsold securities registered under the Prior Registration Statement, if not previously terminated, will be deemed terminated as of the date of effectiveness of this Registration Statement.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE
This Amendment No. 1 is being filed solely for the purpose of re-filing Exhibit 23.1 (Consent of PKF O'Connor Davies) dated January 20, 2016.  The date of this consent was not indicated on the exhibit as initially filed.

PART II
INFORMATION NOT REQUIRED IN PROSPECTUS
Item 14.                          Other Expenses of Issuance and Distribution.
The following sets forth the estimated expenses in connection with the issuance and distribution of the securities being registered hereby, other than underwriting discounts and commissions, all of which will be borne by the registrant:
Securities and Exchange Commission registration fee	$4,535
Stock exchange listing fees	$50,000
Printing and engraving expenses	$5,000
Legal fees and expenses	$100,000
Accounting fees and expenses	$5,000
Transfer agent and registrar fees	$7,500
Miscellaneous expenses	$3,145

Total	$175,000

Item 15.                          Indemnification of Directors and Officers.
UMH Properties, Inc. (the "Company") is organized in the State of Maryland.  The MGCL permits a corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages, but not for liability resulting from (i) actual receipt of an improper benefit or profit in money, property or services or (ii) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. The Company's charter contains a provision limiting the liability of its directors and officers for money damages to the maximum extent permitted under Maryland law.

The MGCL requires a Maryland corporation (unless its charter provides otherwise, which ours does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. The MGCL permits a Maryland corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (i) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty, (ii) the director or officer actually received an improper personal benefit in money, property or services or (iii) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.

A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that personal benefit was improperly received, is limited to expenses.

In addition, Maryland law permits a Maryland corporation to advance reasonable expenses to a director or officer upon receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the Company and (b) a written undertaking by him or her on his or her behalf to repay the amount paid or reimbursed by the Company if it is ultimately determined that the standard of conduct was not met.

The Company's charter requires it, to the fullest extent permitted by Maryland law as in effect from time to time, to indemnify and advance expenses to its directors and officers, whether serving the Company or at its request any other entity, who were or are parties or are threatened to be made parties to any threatened or actual suit, investigation or other proceeding, including administrative actions, as a result of their status or actions as directors or officers of the Company.  The Company's charter authorizes it to provide the same indemnification and advancement of expenses to employees and agents of the Company.

These provisions of the Company's charter may limit the remedies available to our stockholders if a director or officer of the Company breaches his, her or its duties to the Company. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or persons controlling the Company pursuant to the foregoing provisions, the Company has been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

The Company has entered into indemnification agreements with its directors and certain officers which generally provide that the Company is required to indemnify any director or officer who was, is or becomes a party to or witness or other participant in: (i) any threatened, pending or completed action, suit or proceeding in which such director or officer may be or may have been involved, as a party or otherwise, by reason of the fact that the director or officer was acting in his or her capacity as a director or officer of the Company; and (ii) any inquiry, hearing or investigation that such director or officer in good faith believes might lead to the institution of any such action, suit or proceeding against any and all expenses, to the fullest extent permitted by law.

Item 16.                          Exhibits.
1.1 —	Form of Underwriting Agreement (for Common Stock) (1)
1.2 —	Form of Underwriting Agreement (for Preferred Stock) (1)
1.3 —	Form of Underwriting Agreement (for Debt Securities) (1)
3.1 —
Articles of Incorporation of UMH Properties, Inc., a Maryland corporation (incorporated by reference from the Company's Definitive Proxy Statement as filed with the Securities and Exchange Commission on July 10, 2003, Registration No. 001-12690).

3.2 —	Amendment to Articles of Incorporation (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on April 3, 2006, Registration No. 001-12690)
3.3 —	Articles of Amendment (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on May 26, 2011, Registration No. 001-12690)
3.4 —	Articles Supplementary (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on May 26, 2011, Registration No. 001-12690)
3.5 —	Articles of Amendment (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on April 10, 2012, Registration No. 001-12690)

(1)	To be incorporated by reference subsequent to the effectiveness of this Registration Statement, pursuant to a Current Report on Form 8-K in connection with the offering of the securities.
(2)	Previously filed.
(3)	To be incorporated by reference to a subsequent filing in accordance with Section 305(b)(2) of the Trust Indenture Act of 1939, as amended.
(4)	Filed herewith.

3.6 —	Articles Supplementary (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on April 10, 2012, Registration No. 001-12690)
3.7 —	Articles of Amendment (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on October 31, 2012, Registration No. 001-12690)
3.8 —	Articles Supplementary (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on October 31, 2012, Registration No. 001-12690)
3.9 —	Articles of Amendment (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on October 20, 2015, Registration No. 001-12690)
3.10 —	Articles Supplementary (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on October 20, 2015, Registration No. 001-12690)
3.11 —
Bylaws, as amended and restated, dated March 31, 2014 (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on March 31, 2014, Registration No. 001-12690)

4.1 —	Specimen Common Stock Certificate (filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-3, filed on December 21, 2010 (File No. 333-171338) and incorporated herein by reference)
4.2 —
Specimen certificate representing the 8.25% Series A Cumulative Redeemable Preferred Stock, par value $0.10 per share, of the Registrant (filed as Exhibit 4.2 to the Registrant's Registration Statement on Form 8-A, filed on February 28, 2012 (File No. 001-12690) and incorporated herein by reference)

4.3 —	Specimen certificate representing the 8.00% Series B Cumulative Redeemable Preferred Stock, par value $0.10 per share, of the Registrant (2)
4.4 —	Form of Preferred Stock Certificate of Designation (1)
4.5 —
Form of Indenture relating to issuance of Senior Debt Securities (filed as Exhibit 4.4 to the Registrant's Registration Statement on Form S-3, filed on January 18, 2013 (File No. 333-186084) and incorporated herein by reference)

4.6 —
Form of Indenture relating to issuance of Subordinated Debt Securities (filed as Exhibit 4.5 to the Registrant's Registration Statement on Form S-3, filed on January 18, 2013 (File No. 333-186084) and incorporated herein by reference)

5.1 —	Opinion of Stroock & Stroock & Lavan LLP regarding legality (2)
8.1 —	Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters (2)
12 —	Computation of Ratio of Earnings to Fixed Charges and to Combined Fixed Charges and Preferred Stock Dividends (2)
23.1 —	Consent of PKF O'Connor Davies (4)
23.2 —	Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 5.1 and Exhibit 8.1)

(1)	To be incorporated by reference subsequent to the effectiveness of this Registration Statement, pursuant to a Current Report on Form 8-K in connection with the offering of the securities.
(2)	Previously filed.
(3)	To be incorporated by reference to a subsequent filing in accordance with Section 305(b)(2) of the Trust Indenture Act of 1939, as amended.
(4)	Filed herewith.

24 —	Power of attorney (included on signature page of this Registration Statement)
25.1 —	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the Indenture with respect to the Senior Debt Securities(3)
25.2 —	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the Indenture with respect to the Subordinated Debt Securities(3)

(1)	To be incorporated by reference subsequent to the effectiveness of this Registration Statement, pursuant to a Current Report on Form 8-K in connection with the offering of the securities.
(2)	Previously filed.
(3)	To be incorporated by reference to a subsequent filing in accordance with Section 305(b)(2) of the Trust Indenture Act of 1939, as amended.
(4)	Filed herewith.

Item 17.                          Undertakings.
(a)                The undersigned registrant hereby undertakes:
(1)	To file, during any period in which offers or sales are being made, a post‑effective amendment to this registration statement:
(i)	To include any prospectus required by Section 10(a)(3) of the Securities Act;
(ii)	To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post‑effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and
(iii)	To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.
Provided, however, that subparagraphs (i), (ii) and (iii) above shall not apply if the registration statement is on Form S-3 or Form S-4 and the information required to be included in a post-effective amendment by those paragraphs is contained in the periodic reports filed with or furnished to the SEC by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") that are incorporated by reference in this registration statement, or is contained in a prospectus filed pursuant to Rule 424(b) that is part of the registration statement.
(2)	That, for the purpose of determining any liability under the Securities Act, each such post‑effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	To remove from registration by means of a post‑effective amendment any of the securities being registered which remain unsold at the termination of the offering.
(4)	That, for the purpose of determining liability under the Securities Act to any purchaser:
(i)	Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and
(ii)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.
(5)	That, for the purpose of determining liability of the registrant under the Securities Act to any purchaser in the initial distribution of the securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:
(i)	Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;
(ii)	Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned registrant;
(iii)	The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and
(iv)	Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.
(b)            The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(c)            Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  If a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
(d)                The undersigned registrant hereby undertakes that:
(1)	For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.
(2)	For the purpose of determining any liability under the Securities Act, each post‑effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(e)                The undersigned registrant hereby undertakes to deliver or cause to be delivered with the prospectus, to each person to whom the prospectus is sent or given, the latest annual report to security holders that is incorporated by reference in the prospectus and furnished pursuant to and meeting the requirements of Rule 14a-3 or Rule 14c-3 under the Exchange Act; and, where interim financial information required to be presented by Article 3 of Regulation S-X are not set forth in the prospectus, to deliver, or cause to be delivered to each person to whom the prospectus is sent or given, the latest quarterly report that is specifically incorporated by reference in the prospectus to provide such interim financial information.

SIGNATURES
Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Township of Freehold, State of New Jersey, on February 5, 2016.
UMH PROPERTIES, INC.

By:	/S/ ANNA T. CHEW
Anna T. Chew Vice President and Chief Financial Officer

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Eugene W. Landy, Anna T. Chew and Samuel A. Landy, and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments (including post-effective amendments) of and supplements to this Registration Statement and any Registration Statement relating to any offering made pursuant to this Registration Statement that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, granting unto such attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
Signature	Title	Date

*	Chairman of the Board	February 5, 2016
Eugene W. Landy

*	President, Chief Executive Officer (Principal Executive Officer), Director	February 5, 2016
Samuel A. Landy

/S/ ANNA T. CHEW	Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Director	February 5, 2016
Anna T. Chew

*	Director	February 5, 2016
Jeffrey A. Carus

*	Director	February 5, 2016
Matthew I. Hirsch

*	Director	February 5, 2016
Michael P. Landy

	*	Director	February 5, 2016
Stuart D. Levy

	*	Director	February 5, 2016
James E. Mitchell

	*	Director	February 5, 2016
Richard H. Molke

	*	Director	February 5, 2016
Stephen B. Wolgin

*By:	/S/ ANNA T. CHEW
Anna T. Chew Attorney-in-fact

EXHIBIT INDEX

Exhibits	Description
1.1 —	Form of Underwriting Agreement (for Common Stock) (1)
1.2 —	Form of Underwriting Agreement (for Preferred Stock) (1)
1.3 —	Form of Underwriting Agreement (for Debt Securities) (1)
3.1 —
Articles of Incorporation of UMH Properties, Inc., a Maryland corporation (incorporated by reference from the Company's Definitive Proxy Statement as filed with the Securities and Exchange Commission on July 10, 2003, Registration No. 001-12690).

3.2 —	Amendment to Articles of Incorporation (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on April 3, 2006, Registration No. 001-12690)
3.3 —	Articles of Amendment (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on May 26, 2011, Registration No. 001-12690)
3.4 —	Articles Supplementary (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on May 26, 2011, Registration No. 001-12690)
3.5 —	Articles of Amendment (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on April 10, 2012, Registration No. 001-12690)
3.6 —	Articles Supplementary (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on April 10, 2012, Registration No. 001-12690)
3.7 —	Articles of Amendment (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on October 31, 2012, Registration No. 001-12690)
3.8 —	Articles Supplementary (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on October 31, 2012, Registration No. 001-12690)
3.9 —	Articles of Amendment (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on October 20, 2015, Registration No. 001-12690)
3.10 —	Articles Supplementary (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on October 20, 2015, Registration No. 001-12690)
3.11 —
Bylaws, as amended and restated, dated March 31, 2014 (incorporated by reference to the Form 8-K as filed by the Registrant with the Securities and Exchange Commission on March 31, 2014, Registration No. 001-12690)

4.1 —	Specimen Common Stock Certificate (filed as Exhibit 4.1 to the Registrant's Registration Statement on Form S-3, filed on December 21, 2010 (File No. 333-171338) and incorporated herein by reference)

(1)	To be incorporated by reference subsequent to the effectiveness of this Registration Statement, pursuant to a Current Report on Form 8-K in connection with the offering of the securities.
(2)	Previously filed.
(3)	To be incorporated by reference to a subsequent filing in accordance with Section 305(b)(2) of the Trust Indenture Act of 1939, as amended.
(4)	Filed herewith.

4.2 —
Specimen certificate representing the 8.25% Series A Cumulative Redeemable Preferred Stock, par value $0.10 per share, of the Registrant (filed as Exhibit 4.2 to the Registrant's Registration Statement on Form 8-A, filed on February 28, 2012 (File No. 001-12690) and incorporated herein by reference)

4.3 —	Specimen certificate representing the 8.00% Series B Cumulative Redeemable Preferred Stock, par value $0.10 per share, of the Registrant(2)
4.4 —	Form of Preferred Stock Certificate of Designation (1)
4.5 —
Form of Indenture relating to issuance of Senior Debt Securities (filed as Exhibit 4.4 to the Registrant's Registration Statement on Form S-3, filed on January 18, 2013 (File No. 333-186084) and incorporated herein by reference)

4.6 —
Form of Indenture relating to issuance of Subordinated Debt Securities (filed as Exhibit 4.5 to the Registrant's Registration Statement on Form S-3, filed on January 18, 2013 (File No. 333-186084) and incorporated herein by reference)

5.1 —	Opinion of Stroock & Stroock & Lavan LLP regarding legality (2)
8.1 —	Opinion of Stroock & Stroock & Lavan LLP regarding certain tax matters (2)
12.1 —	Computation of Ratio of Earnings to Fixed Charges and to Combined Fixed Charges and Preferred Stock Dividends (2)
23.1 —	Consent of PKF O'Connor Davies (4)
23.2 —	Consent of Stroock & Stroock & Lavan LLP (included in Exhibit 5.1 and Exhibit 8.1)
24 —	Power of attorney (included on signature page of this Registration Statement)
25.1 —	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the Indenture with respect to the Senior Debt Securities(3)
25.2 —	Statement of Eligibility on Form T-1 under the Trust Indenture Act of 1939, as amended, of the trustee under the Indenture with respect to the Subordinated Debt Securities(3)

(1)	To be incorporated by reference subsequent to the effectiveness of this Registration Statement, pursuant to a Current Report on Form 8-K in connection with the offering of the securities.
(2)	Previously filed.
(3)	To be incorporated by reference to a subsequent filing in accordance with Section 305(b)(2) of the Trust Indenture Act of 1939, as amended.
(4)	Filed herewith.